Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	12-31-11	9-30-11	12-31-10
Assets
Loans	$49,575	$48,195	$50,107
Loans held for sale	728	479	467
Securities available for sale	16,012	17,612	21,933
Held-to-maturity securities	2,109	1,176	17
Trading account assets	623	729	985
Short-term investments	3,519	4,766	1,344
Other investments	1,163	1,210	1,358

Total earning assets	73,729	74,167	76,211
Allowance for loan and lease losses	(1,004)	(1,131)	(1,604)
Cash and due from banks	694	828	278
Premises and equipment	944	924	908
Operating lease assets	350	393	509
Goodwill	917	917	917
Other intangible assets	17	18	21
Corporate-owned life insurance	3,256	3,227	3,167
Derivative assets	945	940	1,006
Accrued income and other assets	3,077	2,946	3,876
Discontinued assets	5,860	6,033	6,554

Total assets	$88,785	$89,262	$91,843

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$27,954	$27,548	$27,066
Savings deposits	1,962	1,968	1,879
Certificates of deposit ($100,000 or more)	4,111	4,457	5,862
Other time deposits	6,243	6,695	8,245

Total interest-bearing deposits	40,270	40,668	43,052
Noninterest-bearing deposits	21,098	19,803	16,653
Deposits in foreign office — interest-bearing	588	561	905

Total deposits	61,956	61,032	60,610
Federal funds purchased and securities sold under repurchase agreements	1,711	1,728	2,045
Bank notes and other short-term borrowings	337	519	1,151
Derivative liabilities	1,026	1,141	1,142
Accrued expense and other liabilities	1,763	1,556	1,931
Long-term debt	9,520	10,717	10,592
Discontinued liabilities	2,550	2,651	2,998

Total liabilities	78,863	79,344	80,469
Equity
Preferred stock, Series A	291	291	291
Preferred stock, Series B	—	—	2,446
Common shares	1,017	1,017	946
Common stock warrant	—	—	87
Capital surplus	4,194	4,191	3,711
Retained earnings	6,246	6,079	5,557
Treasury stock, at cost	(1,815)	(1,820)	(1,904)
Accumulated other comprehensive income (loss)	(28)	143	(17)

Key shareholders' equity	9,905	9,901	11,117
Noncontrolling interests	17	17	257

Total equity	9,922	9,918	11,374

Total liabilities and equity	$88,785	$89,262	$91,843

Common shares outstanding (000)	953,008	952,808	880,608

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Twelve months ended
	12-31-11	9-30-11	12-31-10	12-31-11	12-31-10
Interest income
Loans	$542	$543	$617	$2,206	$2,653
Loans held for sale	4	3	4	14	17
Securities available for sale	128	140	170	583	644
Held-to-maturity securities	9	2	—	12	2
Trading account assets	5	5	8	26	37
Short-term investments	1	3	1	6	6
Other investments	9	9	11	42	49

Total interest income	698	705	811	2,889	3,408

Interest expense
Deposits	85	95	124	390	671
Federal funds purchased and securities sold under repurchase agreements	1	1	2	5	6
Bank notes and other short-term borrowings	2	3	3	11	14
Long-term debt	53	57	53	216	206

Total interest expense	141	156	182	622	897

Net interest income	557	549	629	2,267	2,511
Provision (credit) for loan and lease losses	(22)	10	(97)	(60)	638

Net interest income (expense) after provision for loan and lease losses	579	539	726	2,327	1,873

Noninterest income
Trust and investment services income	104	107	108	434	444
Service charges on deposit accounts	70	74	70	281	301
Operating lease income	25	30	42	122	173
Letter of credit and loan fees	56	55	51	213	194
Corporate-owned life insurance income	35	31	42	121	137
Net securities gains (losses) (a)	—	—	12	1	14
Electronic banking fees	18	33	31	114	117
Gains on leased equipment	9	7	6	25	20
Insurance income	11	13	12	53	64
Net gains (losses) from loan sales	27	18	29	75	76
Net gains (losses) from principal investing	(8)	34	(6)	78	66
Investment banking and capital markets income (loss)	24	25	63	134	145
Other income	43	56	66	157	203

Total noninterest income	414	483	526	1,808	1,954

Noninterest expense
Personnel	387	382	365	1,520	1,471
Net occupancy	66	65	70	258	270
Operating lease expense	18	23	28	94	142
Computer processing	42	40	45	166	185
Business services and professional fees	57	47	56	186	176
FDIC assessment	7	7	27	52	124
OREO expense, net	5	1	10	13	68
Equipment	25	26	26	103	100
Marketing	24	16	22	60	72
Provision (credit) for losses on lending-related commitments	(11)	(1)	(26)	(28)	(48)
Other expense	97	86	121	366	474

Total noninterest expense	717	692	744	2,790	3,034

Income (loss) from continuing operations before income taxes	276	330	508	1,345	793
Income taxes	69	95	172	369	186

Income (loss) from continuing operations	207	235	336	976	607
Income (loss) from discontinued operations, net of taxes	(7)	(17)	(13)	(44)	(23)

Net income (loss)	200	218	323	932	584
Less: Net income (loss) attributable to noncontrolling interests	—	1	3	12	30

Net income (loss) attributable to Key	$200	$217	$320	$920	$554

Income (loss) from continuing operations attributable to Key common shareholders	$201	$229	$292	$857	$413
Net income (loss) attributable to Key common shareholders	194	212	279	813	390

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.24	$.33	$.92	$.47
Income (loss) from discontinued operations, net of taxes	(.01)	(.02)	(.02)	(.05)	(.03)
Net income (loss) attributable to Key common shareholders	.20	.22	.32	.87	.45

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.24	$.33	$.92	$.47
Income (loss) from discontinued operations, net of taxes	(.01)	(.02)	(.02)	(.05)	(.03)
Net income (loss) attributable to Key common shareholders	.20	.22	.32	.87	.44

Cash dividends declared per common share	$.03	$.03	$.01	$.10	$.04

Weighted-average common shares outstanding (000)	948,658	948,702	875,501	931,934	874,748
Weighted-average common shares and potential common shares outstanding (000) (b)	951,684	950,686	900,263	935,801	878,153

(a)	For the three months ended December 31, 2011, September 30, 2011 and December 31, 2010 Key did not have any impairment losses related to securities.
(b)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.